FPA CAPITAL FUND, INC.

                                                             SEMI-ANNUAL REPORT

[First Pacific Advisors Logo]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064                             SEPTEMBER 30, 2000

                             OFFICERS AND DIRECTORS




DIRECTORS

Willard H. Altman, Jr.
DeWayne W. Moore
Alfred E. Osborne, Jr.
Robert L. Rodriguez
Lawrence J. Sheehan




OFFICERS

Robert L. Rodriguez, PRESIDENT AND
   CHIEF INVESTMENT OFFICER
Dennis M. Bryan, VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER



INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California



CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts



SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000



This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:
     This Semi-Annual Report covers the six months ended September 30, 2000. Your Fund's net asset value (NAV) per share closed at $26.73. The NAV reflects a distribution of $5.83 on July 10, 2000, to shareholders of record on June 30, 2000. This distribution included a $0.09 income dividend and a $5.74 capital gains distribution, $4.13 of which was long-term.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                 AVERAGE ANNUAL TOTAL RETURN
                              PERIODS ENDED SEPTEMBER 30, 2000
                              --------------------------------
                              1 YEAR      5 YEARS     10 YEARS
                              ------      -------     --------
FPA Capital Fund,
 Inc. (NAV) .............     12.95%*     13.46%*     23.11%*
FPA Capital Fund, Inc.
 (Net of Sales Charge)         5.61%++    11.95%++    22.28%++
Lipper Mid-Cap Value Fund
 Average ................     24.24%      14.25%      15.88%
Russell 2000 Index ......     23.39%      12.38%      16.93%
Standard & Poor's
 500 Stock Index ........     13.28%      21.69%      19.44%

     The Fund's six-month return, which includes both the changes in NAV and the reinvestment of distributions paid, was -1.45%*. This compares with total returns of 4.91% for the Lipper Average, -2.71% for the Russell 2000, and -3.60% for the S&P 500. On a calendar year-to-date basis, these same comparisons are:
5.73%* for FPA Capital Fund; 11.70% for the Lipper Average; 4.18% for the Russell 2000; and -1.39% for the S&P 500.

REOPENING OF FPA CAPITAL FUND, INC.

We will reopen your Fund to new investors on January 1, 2001. The maximum sales charge is also being lowered from 6.50% to 5.25%, with adjustments to the break points. We decided to reopen since we are of the opinion that there are a growing number of attractive investment opportunities. Since your Fund closed on May 23, 1995, we have witnessed a herd mentality, in which the majority of new investment dollars have been directed towards high-growth/high-expectation stocks. These massive dollar flows, toward a limited set of stocks and sectors, have left many other areas languishing. While the major market averages exhibit P/E ratios in high 20s, a large portion of the stock market is closer to a 12x P/E. This is among the widest valuation spreads in years. With the majority of investment dollars being directed toward growth and technology stocks, a wide variety of value stocks are being neglected. This is creating an investment opportunity we wish to share with additional investors.

     When we closed your Fund, it was never our intention to close it permanently. We wanted to control the Fund's growth so that we could deploy your capital prudently. At the time, we were concerned that the Fund was on the verge of growing too rapidly to achieve this goal. In several interviews after the Fund's closing, I was asked what it would take to reopen your Fund. My answers have always been the same. First, there would have to be a plethora of investment opportunities. Second, it would be at a time when there was very little interest in the value style of investment management. I believe both of these criteria have now been met. While your Fund was closed to new investors, the Fund's Adviser has added additional investment professionals. Dennis Bryan, Rikard Ekstrand and Steven Romick now assist in the management of your assets. Each has extensive corporate and investment experience ranging between seven and fifteen years. I am excited because we work as a team toward a common goal of superior investment performance. We are all convinced that this is an excellent time to take advantage of the numerous undervalued investment opportunities we see.

----------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
++ Reflects deduction of the maximum sales charge of 6.5% of the offering price

     To remind our existing shareholders and acquaint our new shareholders to our investment philosophy, I thought it would be helpful to briefly review how we invest. We are value investors, which means that our style of investing requires discipline, patience and a long-term outlook. We are not exceedingly preoccupied with short-term performance numbers since our investment time horizon is typically three to five years. Our portfolio turnover rate generally averages 20%, which implies a five-year holding period. Our focus is on individual companies that possess a position of business leadership or a market niche. They are financially strong with generally improving cash flows in industries or market sectors that are "out of favor," and have low normalized P/E ratios and low P/BV (price/book value) ratios. We do not depend upon a "top-down" strategy of economic or stock market forecasting, since it is difficult to consistently foresee these trends. We are also contrarian style investors. You will see us investing in companies that are generally "out of favor" and "unloved."

COMMENTARY

     We believe we are in a market that is moving to a much broader investment base. For most of the last three to four years, the primary focus of investment dollars has been toward high-growth and technology stocks with little attention to valuation. In our opinion, many investment managers have compromised their valuation standards so as to be "players" in this stock market. During the past year, we wrote about the valuation excesses we saw in the stock market. Because of our discipline, our one- and five-year performance numbers lag the S&P 500 Index and the Lipper Average. We now believe that this trend is in the process of reversing. For example, the Nasdaq Composite, which is dominated by high-growth and high-technology stocks, has declined 19.6% for the six-month period ended September 30. More and more of these high-expectation stocks are witnessing deflation in their stock prices. We believe this trend is still in its early stages since we have not witnessed a large net-redemption cycle on the part of aggressive-growth funds or technology funds. Aggressive-equity-fund net cash flows totaled $75 billion for the nine months ended September, or 36% of total equity-fund net inflows for the period. This amount represents 2.7 times 1999's total for the entire year, the former record for net cash inflows. Technology-sector funds gathered 21% of the total or $45 billion. When we begin to see net redemptions occurring with greater frequency, we will be more inclined to invest in technology stocks.

     An example of this trend might be helpful. In our March shareholder letter, we did a comparison between a recent purchase, Centex, and technology stocks. We argued that Centex could not be appropriately priced if tech stocks were properly valued; and if Centex was correctly valued, tech stocks could not be properly valued. Since we began discussing this idea back in March, Centex has risen approximately 70% while the Nasdaq has declined about 36%. With the stock market's recent expansion in breadth, there appears to be a growing belief that some of these "old economy" stocks deserve investment dollars. We are convinced that we recently witnessed one of the great speculative periods in the history of the stock market. Despite the sharp price declines in technology stocks, many have not fallen enough to correct their extreme overvaluations. We believe they have entered a "bear" market phase similar to the one that has been occurring in the broader stock market since February 1998.

     In light of these trends, we added another "old economy" stock to the portfolio: CELANESE. It is a leading international chemical company with dominant market shares and low cost leadership in its core chemical segments. The company was recently spun out of the German conglomerate Hoechst AG. We purchased it at 45% of book value, 2x depressed cash flow and 27% of sales. Senior management has invested one year of personal income into the stock. The company has also repurchased 10% of its outstanding shares. Its current profitability is being negatively impacted by the rapid rise in its raw-material energy cost. We believe that this is a temporary situation that will correct itself within the next year. In light of this, we eliminated our energy investment, ENSCO INTERNATIONAL, which was acquired in February of

1999, when oil prices were at the $12 level versus $36 currently. The stock has more than quadrupled. We are taking a portion of the proceeds and deploying them into companies that are being negatively affected by the rise in energy cost. This is an example of our style of selling into enthusiasm while purchasing pessimism. Investors typically overreact at both extremes. We generally try to take advantage of these trends.

     During the past six months, two stocks have hurt your Fund's performance:
ROSS STORES and CONSECO. Ross declined approximately 40%, from 11x earnings to 7x earnings. We find this amazing since the company is earning in excess of 30% on equity with no debt. There are no operational problems other than a slowing in its current business trends. We believed that this was a possibility; however, we thought that this risk was generally factored into Ross's share price by its low valuation. The company is currently in the process of repurchasing 25% of its outstanding shares with its free cash flow. We do not believe that this stock can remain at this depressed valuation level for an extended period of time. Conseco, in contrast to Ross, has experienced operational problems. When Stephen Hilbert, the chief executive officer, announced the sale of a key subsidiary, Green Tree, in response to an asset write-down, we thought this was a strategic blunder. After two months of extensive analysis, we communicated our thoughts to the senior management and the board of directors. The board decided to replace Mr. Hilbert with Gary Wendt, the former head of GE Credit. We were very pleased with the announcement. He has since rescinded the sale of Green Tree and has proceeded with a more rational restructuring program. During this process, the stock declined to a price level that, we believe, will prove to be very attractive and, therefore, we have increased the position significantly. During our analysis, we reexamined several credit criteria for every outstanding financing of Green Tree since 1985. Our conclusion is that the portfolio is stable and generally performing within the underwriting guidelines. We will keep you informed on this situation.

     As you may have noticed, we paid a large capital gain distribution in July. Those gains were the result of the elimination of AVX, Comdisco, Ensco, and Keithley Instruments, and the reduction of Arrow Electronics, Avnet, Kemet, and Michaels Stores. The eliminated positions reflected price levels that we could no longer justify from a valuation standpoint. Except for Kemet, which we have almost completed selling, the primary reason for reducing the holdings was to diminish their sizable exposure in the Fund. Arrow Electronics and Avnet continue to be the largest positions. Given the reductions in our technology holdings, some may wonder why we continue to hold these positions. They are the two largest worldwide electronic distributors and have materially enhanced their competitive positions recently. Shortages continue in several key component areas, and this trend creates a positive environment for distributors. Arrow and Avnet are valued at approximately 8x earnings.

     After the portfolio changes, your Fund continues to maintain a competitive valuation advantage over the market. At the end of September, the Fund's P/E and P/BV ratios were 15.6x and 1.5x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 25.5x and 28.5x, while the P/BV ratios were 2.5x and 5.2x, respectively. Our companies are financially strong, with a 31.8% average Total-Debt/Total-Capitalization ratio, which compares favorably to the 35.5% and 41.4% for the Russell 2000 and the S&P 500. The portfolio's median market capitalization was $444 million, while its weighted-average market capitalization was $1.5 billion. The Russell 2000's median and weighted-average market capitalizations were $490 million and $1.1 billion, while those of the S&P 500 were $8.4 billion and $134 billion, respectively.

     We believe 2001 will prove to be a challenging investment year. In our opinion, expectations for the market's earnings growth rate are too optimistic. For example, estimates for growth in the S&P 500's earnings for next year range between 10% and 15%. We believe a 6% or less growth rate is more likely since revenue growth and corporate profit margins are likely to erode. During the first half of next year, we expect cost-push inflation, from growing labor and raw material cost increases, to be more prevalent. Furthermore, we still think there is a possibility that the Federal Reserve will increase the Fed Funds rate one more time, in response to a more proactive fiscal policy. We believe the economy will remain reasonably strong for the first half of the year, with real GDP growing at better than 3%. During the second half of the year, the economy is likely to enter a more significant slowdown phase. Should these expectations prove to be reasonably accurate, the stock market will probably have difficulty making any material headway. This is an environment we look forward to since it is one that typically favors stock pickers. We believe and hope that the period of buying any technology or growth stock with a story, without any consideration of its valuation, has come to a close. These past three years have been difficult for us because so much money has flowed toward many stocks where a rising price was predicated on the "greater fool" theory of investing. Only time will tell if this trend has essentially ended. We thank you for your continued investment and we hope to welcome many new shareholders.
Respectfully submitted,



/s/ Robert L. Rodriguez
Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer
October 13, 2000
--------------------------------------------------------------------------------
                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2000


                                                                                              Shares or
                                                                                              Principal
                                                                                               Amount
                                                                                          ----------------

NET PURCHASES

COMMON STOCKS
Celanese AG (1)..........................................................................    250,000 shs.
Conseco, Inc.............................................................................    265,900 shs.
Oregon Steel Mills, Inc..................................................................     13,600 shs.
Storage Technology Corporation...........................................................    445,600 shs.
Westcorp.................................................................................     78,120 shs.

NET SALES

COMMON STOCKS
Arrow Electronics, Inc...................................................................     19,500 shs.
Avnet, Inc...............................................................................     23,870 shs.
ENSCO International Incorporated (2).....................................................  1,000,000 shs.
KEMET Corporation........................................................................    100,000 shs.
Michaels Stores, Inc.....................................................................    260,700 shs.

NON-CONVERTIBLE BONDS & DEBENTURES
Trump Atlantic City Associates 11-1/4% 2006 (2).......................................... $    4,000,000
U.S. Treasury Inflation-Indexed Notes 3-3/8% 2007........................................      3,308,460


(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2000

COMMON STOCKS                                                                           Shares            Value
------------------------------------------------------------------------------        -----------    --------------
TECHNOLOGY - 31.2%
Arrow Electronics, Inc.*......................................................         1,300,000      $ 44,281,250
Avnet, Inc....................................................................         1,510,000        42,846,250
Exabyte Corporation*+.........................................................         1,176,600        13,236,750
Hutchinson Technology Incorporated*...........................................           624,300        13,149,319
KEMET Corporation*............................................................            20,000           552,500
Storage Technology Corporation*...............................................         1,891,200        25,649,400
                                                                                                      ------------
                                                                                                      $139,715,469
                                                                                                      ------------
RETAILING - 22.6%
Consolidated Stores Corporation*..............................................         1,609,100      $ 21,722,850
Craig Corporation (Class "A")*................................................           269,000           807,000
Good Guys, Inc., The*.........................................................           441,300         3,089,100
Gymboree Corporation, The*....................................................         1,078,800         5,865,975
HomeBase, Inc.*+..............................................................         2,049,400         4,483,062
Michaels Stores, Inc.*........................................................         1,000,000        40,000,000
Ross Stores, Inc..............................................................         1,760,500        25,307,188
                                                                                                      ------------
                                                                                                      $101,275,175
                                                                                                      ------------
CONSUMER DURABLES - 15.8%
Centex Corporation............................................................           537,100      $ 17,254,337
Champion Enterprises, Inc.*...................................................         1,903,600         8,090,300
Coachmen Industries, Inc.+....................................................           840,500         8,772,718
Fleetwood Enterprises, Inc....................................................           904,900        12,272,706
Flexsteel Industries, Inc.....................................................           134,500         1,647,625
Recoton Corporation*+.........................................................           630,400         9,968,200
Thor Industries, Inc..........................................................           555,000        12,834,375
                                                                                                      ------------
                                                                                                      $ 70,840,261
                                                                                                      ------------
FINANCIAL - 12.2%
Conseco, Inc..................................................................         1,800,800       $13,731,100
Countrywide Credit Industries, Inc............................................           644,300        24,322,325
Horace Mann Educators Corporation.............................................           729,100        11,939,013
Westcorp......................................................................           325,220         4,878,300
                                                                                                      ------------
                                                                                                      $ 54,870,738
                                                                                                      ------------


                            PORTFOLIO OF INVESTMENTS
                               September 30, 2000


COMMON STOCKS-CONTINUED                                                                  Shares           Value
--------------------------------------------------------------------------------      -----------    --------------
CONSUMER NON-DURABLES - 3.9%
CPI Corp........................................................................         330,000      $  7,012,500
Rawlings Sporting Goods Company, Inc.*..........................................         189,100         1,099,144
Reebok International Ltd.*......................................................         508,400         9,564,275
                                                                                                      ------------
                                                                                                      $ 17,675,919
                                                                                                      ------------
INDUSTRIAL PRODUCTS - 2.7%
Belden Inc. ....................................................................         504,300      $ 11,914,088
                                                                                                      ------------

BASIC MATERIALS - 2.5%
Celanese AG ....................................................................         250,000      $  4,281,250
International Aluminum Corporation .............................................         168,100         2,815,675
Oregon Steel Mills, Inc. .......................................................       1,003,700         1,881,938
Rouge Industries, Inc. (Class "A") .............................................         752,300         2,115,844
                                                                                                      ------------
                                                                                                      $ 11,094,707
                                                                                                      ------------

BUSINESS SERVICES & SUPPLIES - 2.2%
Angelica Corporation+...........................................................         504,300      $  4,885,406
Manpower Inc. ..................................................................         150,000         4,790,625
                                                                                                      ------------
                                                                                                      $  9,676,031
                                                                                                      ------------

DEFENSE - 1.5%
DRS Technologies, Inc.* ........................................................         428,700      $  6,966,375
                                                                                                      ------------

TOTAL COMMON STOCKS - 94.6% (Cost $383,532,290)...............................                        $424,028,763
                                                                                                      ------------


                            PORTFOLIO OF INVESTMENTS
                               September 30, 2000

                                                                                      Principal
                                                                                       Amount             Value
                                                                                   --------------   ---------------

NON-CONVERTIBLE BONDS AND DEBENTURES - 5.1%
Federal Home Loan Mortgage Corporation (IO)
 -7% 2020.......................................................................    $  2,606,209      $    193,022
U.S. Treasury Inflation-Indexed Notes
 -3-3/8% 2007 ..................................................................      23,252,860        22,468,076
                                                                                                      ------------
TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES (Cost $22,729,299) .............................................                      $ 22,661,098
                                                                                                      ------------
TOTAL INVESTMENT SECURITIES - 99.7% (Cost $406,261,589)                                               $446,689,861
                                                                                                      ------------

SHORT-TERM CORPORATE NOTE - 0.5% (Cost $2,265,588)
American General Corporation -6.55% 10/2/00.....................................    $  2,266,000      $  2,265,588
                                                                                                      ------------

TOTAL INVESTMENTS - 100.2% (Cost $408,527,177)..................................                      $448,955,449
Other assets and liabilities, net - (0.2)%......................................                          (860,891)
                                                                                                      ------------

TOTAL NET ASSETS - 100%.........................................................                      $448,094,558
                                                                                                      ============


*    Non-income producing securities

+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six-month period ended September 30, 2000.


                                               Purchases        Sales        Realized       Dividend
                                                at Cost        at Cost         Gain          Income
                                             ------------------------------------------------------------
Angelica Corporation                               --            --             --           $80,688
Coachmen Industries, Inc.                          --            --             --            84,050
Exabyte Corporation                                --            --             --              --
HomeBase, Inc.                                     --            --             --              --
Recoton Corporation                                --            --             --              --



See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2000


ASSETS
  Investments at value:
    Investment securities - at market value
      (identified cost $406,261,589)............................................  $446,689,861
    Short-term investments - at cost plus interest earned
      (maturities of 60 days or less)...........................................     2,265,588        $448,955,449
                                                                                  ------------
  Cash..........................................................................                               812
  Receivable for:
    Dividends and accrued interest..............................................  $    526,879
    Capital Stock sold..........................................................       358,334             885,213
                                                                                  ------------        ------------
                                                                                                      $449,841,474

LIABILITIES
  Payable for:
    Capital Stock repurchased...................................................  $  1,371,592
    Advisory fees and financial services........................................       299,128
    Accrued expenses and other liabilities......................................        76,196           1,746,916
                                                                                  ------------         -----------

NET ASSETS......................................................................                      $448,094,558
                                                                                                      ============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock - par value $0.01 per share; authorized
    100,000,000 shares; outstanding 16,762,288 shares...........................                      $    167,623
  Additional Paid-in Capital....................................................                       372,010,220
  Undistributed net realized gain on investments................................                        35,021,902
  Undistributed net investment income...........................................                           466,541
  Unrealized appreciation of investments........................................                        40,428,272
                                                                                                      ------------
NET ASSETS......................................................................                      $448,094,558
                                                                                                      ============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)...................................                            $26.73
                                                                                                            ======
  Maximum offering price per share
   (100/93.5 of per share net asset value)......................................                            $28.59
                                                                                                            ======


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 2000

INVESTMENT INCOME
    Dividends (including $164,738 from securities of affiliates)...............                      $  1,749,725
    Interest...................................................................                         1,517,437
                                                                                                     ------------
                                                                                                     $  3,267,162

EXPENSES
    Advisory fees..............................................................      $ 1,560,970
    Financial services.........................................................          236,303
    Transfer agent fees and expenses...........................................          137,324
    Insurance..................................................................           25,541
    Registration fees..........................................................           24,535
    Custodian fees and expenses................................................           23,423
    Directors' fees and expenses...............................................           20,359
    Audit fees.................................................................           15,300
    Reports to shareholders....................................................           12,574
    Postage....................................................................           10,902
    Legal fees.................................................................            8,074
    Other expenses.............................................................              800        2,076,105
                                                                                     -----------     ------------
            Net investment income..............................................                      $  1,191,057
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)...............      $61,460,261
    Cost of investment securities sold.........................................       26,175,652
                                                                                    ------------
        Net realized gain on investments.......................................                      $ 35,284,609

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period.............................      $85,532,865
    Unrealized appreciation at end of period...................................       40,428,272
                                                                                    ------------
        Decrease in unrealized appreciation of investments.....................                       (45,104,593)
                                                                                                     ------------

            Net realized and unrealized loss on investments....................                      $ (9,819,984)
                                                                                                     ------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..............................................................                      $ (8,628,927)

                                                                                                     ============


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                         Six Months Ended                  Year Ended
                                                        September 30, 2000               March 31, 2000
                                                 ------------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income......................       $  1,191,057                  $   1,902,550
  Net realized gain on investments...........         35,284,609                    134,989,125
  Decrease in unrealized
   appreciation of investments...............        (45,104,593)                   (18,843,094)
                                                    ------------                  -------------

Increase (decrease) in net assets
  resulting from operations..................                      $ (8,628,927)                  $118,048,581
Distributions to shareholders from:
  Net investment income......................       $ (1,319,824)                 $  (3,566,650)
  Net realized capital gains.................        (84,175,231)   (85,495,055)    (64,562,292)   (68,128,942)
                                                    ------------                  -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold...........       $ 19,089,736                  $  41,936,498
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions...........         73,352,392                     59,105,054
  Cost of Capital Stock repurchased..........        (68,123,715)    24,318,413    (146,955,403)   (45,913,851)
                                                    ------------   ------------   -------------   ------------
Total increase (decrease) in net assets                            $(69,805,569)                  $  4,005,788

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $595,308 and $2,259,408.................                       517,900,127                    513,894,339
                                                                   ------------                  -------------
End of period, including
  undistributed net investment income
  of $466,541 and $595,308...................                      $448,094,558                   $517,900,127
                                                                   ============                   ============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.................                           693,671                      1,301,816
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions..........................                         2,856,401                      1,945,279
Shares of Capital Stock repurchased..........                        (2,349,305)                    (4,622,194)
                                                                   ------------                  -------------
Increase (decrease) in Capital Stock outstanding................      1,200,767                     (1,375,099)
                                                                   ============                   ============


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                           Six
                                                          Months
                                                          Ended
                                                         September                         Year Ended March 31,
                                                            30,         -----------------------------------------------------
                                                           2000          2000        1999         1998        1997      1996
                                                          ------        ------      ------       ------      ------    ------
Per share operating performance:
Net asset value at beginning of period...............     $33.28        $30.34      $38.30       $32.28      $27.55    $22.40
                                                          ------        ------      ------       ------      ------    ------
Income from investment operations:
  Net investment income..............................     $ 0.08        $ 0.12      $ 0.40       $ 0.49      $ 0.38    $ 0.33
  Net realized and unrealized gain (loss) on
   investment securities.............................      (0.80)         7.07       (4.76)        8.74        6.98      7.63
                                                          ------        ------      ------       ------      ------    ------
Total from investment operations.....................     $(0.72)       $ 7.19      $(4.36)      $ 9.23      $ 7.36    $ 7.96
                                                          ------        ------      ------       ------      ------    ------
Less distributions:
  Dividends from net investment income...............     $(0.09)       $(0.22)     $(0.40)      $(0.47)     $(0.37)   $(0.26)
  Distributions from net realized
    capital gains....................................      (5.74)        (4.03)      (3.20)       (2.74)      (2.26)    (2.55)
                                                          ------        ------      ------       ------      ------    ------
  Total distributions................................     $(5.83)       $(4.25)     $(3.60)      $(3.21)     $(2.63)   $(2.81)
                                                          ------        ------      ------       ------      ------    ------
Net asset value at end of period.....................     $26.73        $33.28      $30.34       $38.30      $32.28    $27.55
                                                          ======        ======      ======       ======      ======    ======


Total investment return*.............................      (1.45)%       25.39%     (12.45)%      30.10       27.30%    36.84%
Ratios/supplemental data:
Net assets at end of period (in $000's)..............    448,095       517,900     513,894      789,436     597,184   399,282
Ratio of expenses to average net assets..............       0.89%+        0.86%       0.86%        0.83%       0.84%     0.87%
Ratio of net investment income to
  average net assets.................................       0.51%+        0.35%       1.20%        1.38%       1.27%     1.28%
Portfolio turnover rate..............................          5%+          18%         19%          24%         21%       21%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2000 is not annualized.
+  Annualized


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as an open-end, diversified, management investment company. The Fund's primary investment objective is long-term capital growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax
         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 - PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $12,162,156 for the six months ended September 30, 2000. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2000 for federal income tax purposes was $127,787,406 and $87,359,134, respectively.

NOTE 3 - ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser

                          NOTES TO FINANCIAL STATEMENTS
                                   Continued


an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1-1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.


     For the six months ended September 30, 2000, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 - DISTRIBUTOR

     For the six months ended September 30, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $3,631 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 - SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. On November 13, 2000, the Board of Directors determined that it was in the best interests of the Fund and its shareholders to resume the sale of shares to new investors effective January 1, 2001.